Exhibit 99.1

FC Barcelona and Mountain & Co. I Acquisition Corp. amend and restate Business Combination Agreement with regards to Barça Media

Barcelona & New York City (October 26, 2023) - FC Barcelona („FCB“) and Mountain & Co. I Acquisition Corp. („MCAA“) today announced an amendment to their existing Business Combination Agreement, dated August 11, 2023, as amended on September 8, 2023, which will further strengthen the partnership between the parties. Through this amendment, the parties will focus on meeting near-term operational targets including strategic alliances for global distribution with industry leading partners. At the same time, the amendment reduces closing conditionality for public shareholders of MCAA. The financial requirements of the business combination have been revised with the objective to enhance structural flexibility. The previous minimum cash condition, designated to cover expenses, has been adjusted to require that Barça Media has not less than €90 million in cash at closing, which amount threshold will be reduced by any cash received by FCB in connection with the contemplated transactions and will be measured prior to the payment of any transaction expenses. The minimum proceeds condition (i.e., the requirement that FCB or its affiliates receive €40 million) can now be met through various sources, and is only required to be satisfied as of the closing of the business combination. Furthermore, FCB‘s previous unilateral termination right, introduced in an earlier amendment, has been removed. As amended, the business combination agreement provides for a termination right by FCB if funding of €40 million has not been received or committed by December 31, 2023. The parties believe that these amendments are reflective of the overall strength of the ongoing collaboration between MCAA and FCB, highlighting the parties’ shared vision and the commitment to Barça Media.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available to MCAA and Bridgeburg Invest, S.L. (the “Company”), an indirect subsidiary of FCB under a newly-formed Netherlands private limited liability company to be renamed Barça Media. In some cases, you can identify forward-looking statements by the following words: “budget,” “may,” “will,” “could,” “would,” “should,” “forecast,” “future,” “might,” “outlook,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. These forward-looking statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Most of these factors are outside MCAA’s, the Company’s and Barça Media’s control and are difficult to predict. Forward-looking statements in this communication include, but are not limited to, statements regarding the proposed transaction, including the timing and structure of the transaction, the satisfaction of the closing conditions to the proposed transaction, including Section 7.3(e) of the business combination agreement, the level of redemptions by MCAA’s public shareholders, the prospects and anticipated value of Barça Media and its content, services and brand in the future, and the proceeds and benefits of the proposed transaction. These forward-looking statements are subject to a number of risks and uncertainties, including, among others: changes in domestic and foreign business, market, financial, political and legal conditions; the ability to complete the business combination due to the requirement to obtain approval from MCAA’s shareholders and FCB’s general assembly, and to satisfy other closing conditions in the business combination agreement, including Section 7.3(c) of the business combination agreement; FCB’s ability to terminate the business combination agreement if funding of €40 million has not been received by or committed to FCB by December 31, 2023 pursuant to Section 8.1(h) of the business combination agreement; the ability to successfully negotiate and enter into the ancillary agreements to the business combination agreement, including, but not limited to, the content production and license agreement; the occurrence of any event that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings that have been or may be instituted against MCAA, the Company, FCB or others; the ability to recognize the anticipated benefits of the proposed transaction; the amount of redemption requests made by MCAA’s public shareholders; whether Barça Media’s shares will be approved for listing on the Nasdaq and the ability to meet stock exchange listing standards following the consummation of the proposed transaction; the ability of MCAA to maintain its listing on Nasdaq prior to the consummation of the proposed transaction; the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and thereafter; costs related to the proposed transaction; the Company’s ability to grow and achieve its business objectives; the effects of competition on the Company’s future business; changes in consumer viewing habits and the emergence of new content distribution platforms; the Company’s ability to execute a digital media strategy that generates the revenue anticipated; the Company’s ability to maintain, enhance and protect and the Company’s dependence on the popularity of FCB’s brand and reputation; the Company’s ability to adequately protect against media piracy; the ability of MCAA, Barça Media or the Company to issue equity or obtain financing in connection with the proposed transaction or in the future; and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement on Form F-4 (the “Registration Statement”) to be filed by Barça Media with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2022 of MCAA and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC.

The forward-looking statements in this communication speak only as of the date of this communication. However, while MCAA, the Company and Barça Media may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of MCAA, the Company and Barça Media as of any date subsequent to the date of this communication.

Additional Information and Where to Find It

In connection with the proposed transaction, Barça Media intends to file with the SEC the Registration Statement on Form F-4 that will include a prospectus with respect to Barça Media’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of MCAA to vote on the proposed transaction. Shareholders of MCAA and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus as well as other documents to be filed with the SEC because these documents will contain important information about Barça Media, the Company, MCAAand the proposed transaction. After the registration statement is declared effective by the SEC, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to shareholders of MCAA as of a record date to be established for voting on the proposed transaction. Once available, shareholders of MCAA will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Mountain & Co. I Acquisition Corp., 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

MCAA, the Company and Barça Media and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of MCAA and their ownership is set forth in MCAA’s filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2022 and subsequent filings, including quarterly reports on Form 10-Q and Forms 4. Information about the Company’s and Barça Media’s respective directors and executive officers and their ownership will be set forth in the preliminary and definitive proxy statement/prospectus to be included in the Registration Statement. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of MCAA’s shareholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statement/prospectus to be included in the Registration Statement. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Mountain & Co. I Acquisition Corp., 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of MCAA or Barça Media, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contacts

Investors:

ICR

Jacques Cornet and Brett Milotte

BarcelonaMedia@icrinc.com

Media:

ICR

Jason Chudoba, Megan Kivlehan, Matthew Chudoba

BarcelonaMedia@icrinc.com